Exhibit 32.2

                  Certification of Principal Financial Officer
           pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
                             18 U.S.C. Section 1350

     In conjunction with the annual report of IEC Electronics Corp., (the "Company") on Form 10-K for the fiscal year ended September 30, 2003 as filed with Securities and Exchange Commission on the day hereof (the "Report"), I, Brian H. Davis, Chief Financial Officer and Controller of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1.) The report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2.) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated: November 21, 2003                                 /s/Brian H. Davis
                                                         -----------------
                                                         Brian H. Davis
                                                         Chief Financial Officer
                                                         and Vice President


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